Exhibit 99.1

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE DESC	CALL STYLE DESC	RATE TYPE SUBTYPE DESC	NEXT CALL DATE	COUPON PCT	BANK PAR
09/19/2018	313383WD9	09/21/2018	09/09/2022	03/09/2019	Non-Callable		Fixed Constant		3.125	$1,000,000
09/19/2018	313383ZU8	09/21/2018	09/10/2021	03/10/2019	Non-Callable		Fixed Constant		3	$2,000,000
09/20/2018	313370US5	09/24/2018	09/11/2020	03/11/2019	Non-Callable		Fixed Constant		2.875	$1,000,000
09/21/2018	3130AEZ29	09/27/2018	09/27/2021	03/27/2019	Optional Principal Redemption	American	Fixed Constant	09/27/2019	3.04	$10,000,000
09/21/2018	3130AEZ37	09/27/2018	09/27/2023	03/27/2019	Optional Principal Redemption	American	Fixed Constant	09/27/2019	3.34	$25,000,000
09/21/2018	3130AEZ45	09/28/2018	09/28/2027	03/28/2019	Optional Principal Redemption	American	Fixed Constant	03/28/2019	3.93	$20,000,000
09/21/2018	3130AEZ52	09/28/2018	09/28/2033	03/28/2019	Optional Principal Redemption	American	Fixed Constant	03/28/2019	4.27	$25,000,000
09/21/2018	313383YJ4	09/25/2018	09/08/2023	03/08/2019	Non-Callable		Fixed Constant		3.375	$1,000,000
09/21/2018	313383ZU8	09/25/2018	09/10/2021	03/10/2019	Non-Callable		Fixed Constant		3	$2,000,000

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3) Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.